                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.     )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as Permitted by Rule 14a-6(3)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      Educational Development Corporation
           -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                      Educational Development Corporation
           -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

Notes:

                   ----------------------------------------
                      Educational Development Corporation
                        10302 East 55th Place, Suite B
                         Tulsa,  Oklahoma  74146-6515
                   ----------------------------------------
                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 July 25, 1996
                   ----------------------------------------

TO THE SHAREHOLDERS OF
   EDUCATIONAL DEVELOPMENT CORPORATION:


     The 1996 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held July 25, 1996, at 2:00 P.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

     1. To elect two nominees as Class I Directors;

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only shareholders of record at the close of business on June 14, 1996 are entitled to notice of and to vote at the meeting.

      You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                            By Order of the Board of Directors


                            /s/ Randall W. White
                            Randall W. White
                            Chairman of the Board and President


  Tulsa, Oklahoma
  June 24, 1996

                      EDUCATIONAL DEVELOPMENT CORPORATION
                         10302 East 55th Place, Suite B
                          Tulsa,  Oklahoma  74146-6515

                            -----------------------
                                PROXY STATEMENT
                            -----------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Thursday, July 25, 1996, commencing at 2:00
  P.M., and at all continuations and adjournments thereof.   This Proxy
  Statement and accompanying form of Proxy are first being mailed to shareholders on or about June 24, 1996.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation.
  The number of shares which may be voted at the meeting or any adjournment thereof is 5,224,488 shares, which was the number outstanding as of June 14, 1996, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

     As of June 14, 1996, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares. All share amounts have been adjusted to reflect the two-for-one stock split.


     Name and Address of            Amount of Beneficial   Percent of
     Beneficial Owner                     Ownership         Class (1)

     Randall W. White
     10385 South 76th E. Ave.
     Tulsa, Oklahoma  74133               791,186 (2)         14.9%

     Robert D. Berryhill
     P.O. Box 740125
     Tulsa, Oklahoma  74147-0125          361,610              6.9%


- --------------------------
    (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.
    (2) Includes 100,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

     As of June 14, 1996, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares. All share amounts have been adjusted to reflect the two-for-one stock split.



     Names of Directors and                  Amount of Beneficial              Percent of
Nominees and Identity of Group                    Ownership                     Class (1)

     G. Dean Cosgrove                              20,000                          .4 %
     John M. Lare                                  20,350                          .4 %
     James F. Lewis                                68,160                         1.3 %
     Robert D. Berryhill                          361,610                         6.9 %
     Randall W. White                             791,186  (2)                   14.9 %
     All directors and executive officers       1,425,659  (3)                   26.7 %
         as a group (7
           persons)


    (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

    (2) Includes 100,000 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

    (3) Includes 110,000 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.


                              NUMBER OF DIRECTORS

     The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen
  (15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five
  (5) as the number of directors of the Company.


                             ELECTION OF DIRECTORS

     In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class I directors expires at the annual meeting of shareholders to be held on July 25, 1996, the term of office of Class II directors expires at the annual meeting of shareholders in 1997 and the term of office of Class III directors expires at the annual meeting of shareholders in 1998. At the Annual Meeting of Shareholders announced herein, two directors shall be chosen to serve as Class I directors. They will be elected for a full term of office expiring at the annual meeting of shareholders in 1999, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominees designated by the Board of

  Directors to serve as Class I directors. Although it is not anticipated that the nominees will be unwilling or unable to serve, if any nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee or nominees proposed by the Board of Directors. The business experience shown for the nominees has been their principal occupation for at least the past five years.

     The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote withheld on the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

                                                  NOMINEE
                Director
     Name and Business Experience                                                          Age   Class  Since
     ----------------------------                                                          ---   -----  -----
      John M. Lare                                                                          49     I    1986
       President of Pegasus Foods, Inc., an owner and operator of Mexican quick service restaurants since March, 1995.  From October, 1992 to January,
       1995, Mr. Lare was a Director and Vice President - Finance and
       Administration for Webco Industries, Inc., a manufacturer and distributor of steel tubing.  From 1989 to October 1992, Mr. Lare was a Principal for
       Pegasus Venture Capital and the Argent Group, investment banking and leverage buyout firms.

      James F. Lewis                                                                        55     I    1992
       CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE
       Inc., OMNI Mechanical Services, Engineering Design Group Inc. and various real estate holdings.  He has been the CEO for the past twenty-six years.
       He serves on the Oklahoma Bank IV advisory board of directors.

                              CONTINUING DIRECTORS
              Director
     Name and Business Experience                                                          Age   Class  Since
     ----------------------------                                                          ---   -----  -----
     Randall W. White                                                                       54   III   1984
      Chairman of the Board of EDC since September 1986, President of EDC since
      January 1986, and Treasurer of EDC since February 1984.  From February
      1980 until joining EDC in January 1983, Mr. White served as the Chief
      Financial Officer of Nicor Drilling Company, Tulsa,  Oklahoma, an oil and
      gas drilling company.

     Robert D. Berryhill                                                                    50    II    1986
      Private Investor.  Vice Chairman of the Board of EDC since October 1986.
      He was President of Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was
      Vice President thereof for five years prior to his election as President.

     G. Dean Cosgrove                                                                       62    II    1986
      Independent Consultant since 1985.  He served as Financial Vice President and Treasurer of Mapco Inc., Tulsa,  Oklahoma, an energy company, from
      May 1984 until July 1985, and served as Vice President and Treasurer thereof from January 1981 until May 1984.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

    During the fiscal year ended February 29, 1996, the Board of Directors held three meetings. Each director attended all meetings of the Board of Directors except for Robert D. Berryhill who did not attend one meeting.

    The only standing committees of the Board of Directors are described as follows:

       (i) The Executive Committee/Compensation Committee is responsible for assisting management in establishing long-range plans, budgets, marketing and development plans and compensation policies for employees. This Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the Incentive Stock Option Plan of 1981. The Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this Committee were held during the fiscal year ended February 29, 1996, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meeting.

       (ii) The Audit Committee is responsible for the review of reports of external auditors and for liaison with the external auditing firm. The Committee consists of Messrs. Lewis and Lare. No separate meetings of this Committee were held during the fiscal year ended February 29, 1996, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meeting.


       The Board of Directors has no nominating committee.


                           COMPENSATION OF DIRECTORS

    As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person. Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.


                         COMPLIANCE WITH SECTION 16(a)

    Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 1996. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 1996, all Section 16(a) filing requirements were satisfied.

                             EXECUTIVE COMPENSATION


     The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 29, 1996, February 28, 1995 and February 28, 1994.


                           SUMMARY COMPENSATION TABLE

                                                                            Long Term Compensation
                                                                            ----------------------
                                       Annual Compensation                  Awards          Payouts
                                       -------------------                  ------          -------

   Name                                                   Other                                          All
   and                                                    Annual       Restricted     #                 Other
   Principal              Fiscal                          Compen-        Stock     Options/    LTIP     Compen-
   Position                Year         Salary   Bonus    sation (1)     Awards      SARs     Payouts   sation
- --------------------------------------------------------------------------------------------------------------

   Randall W. White        1996         $90,000   -0-       -0-            -0-       -0-        -0-       -0-
   Chairman of the         1995         $90,000  $20,00     -0-            -0-     20,000       -0-       -0-
   Board, President        1994         $77,500  $20,000    -0-            -0-     30,000       -0-       -0-
   and Treasurer

    (1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.



          OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 29, 1996
                     AND OPTION VALUES AT FEBRUARY 29, 1996


     The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 29, 1996, and the number and value of unexercised stock options held by him at the end of the fiscal year, after giving effect of the two-for-one stock split.


                                                                                        Value of
                                                                 Number of             Unexercised
                                                                Unexercised            In-the-Money
                                                                  Options                 Options
                           Shares Acquired      Value           at FY - End             at FY - End
     Name                    on Exercise      Realized(2)     February 29, 1996(1)   February 29, 1996(3)
- ---------------------------------------------------------------------------------------------------------
     Randall W. White          510,000        $6,438,750           100,000               $1,042,500


    (1) All unexercised options were exercisable as of February 29, 1996.

    (2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

    (3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 29, 1996 and (b) the per share option exercise price.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                              ON AN INDEXED BASIS


     The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1991 in each of the Company's Common Stock and the two Nasdaq indices.

     The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.


                               PERFORMANCE GRAPH
                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
           Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index

                                        NASDAQ
                                         NON             EDUCATIONAL
          NASDAQ STOCK MARKET         FINANCIAL          DEVELOPMENT
          TOTAL RETURN INDEX         STOCK INDEX         CORPORATION

2/28/91         100.0                   100.0               100.0

2/28/92         142.7                   141.7               280.0

2/28/93         151.9                   140.0               480.0

2/28/94         180.1                   169.6              1070.0

2/28/95         182.3                   166.8              2160.0

2/28/96         254.2                   229.1              4000.0

                              EMPLOYMENT CONTRACTS

    The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 1997 and provides for minimum annual compensation of $90,000 plus additional salary of $20,000 if profit before taxes exceeds $600,000 for the fiscal year. Mr. White waived his $20,000 bonus for FY 1996.


                             REVOCABILITY OF PROXY

    A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.


                         SPECIFICATIONS BY SHAREHOLDERS

    Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.


                            SOLICITATION OF PROXIES

    This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    Any shareholder proposal to be presented at the 1997 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 3, 1997. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of Deloitte & Touche LLP audited the financial statements of the Company for the fiscal year ended February 29, 1996. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants and auditors to make an audit of the financial
  statements of the Company for fiscal year ending February 28, 1997.   A
  representative of Deloitte & Touche LLP is expected to be present at the meeting. Such representative will be afforded an opportunity to make a statement on behalf of said firm and will be available to respond to appropriate questions.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

    The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 29, 1996. Shareholders are referred to such Report for information about the Company's business and activities, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

    COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Suite B, Tulsa, Oklahoma 74146-6515.



                                 OTHER MATTERS

    Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.



                       By order of the Board of Directors


                       /s/ Randall W. White
                       Randall W. White
                       Chairman of the Board and President



  Tulsa,  Oklahoma
  June 24, 1996

- --------------------------------------------------------------------------------


                      EDUCATIONAL DEVELOPMENT CORPORATION
             10302 East 55th Place, Suite B, Tulsa, Oklahoma  74146
                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.
                 ANNUAL MEETING OF SHAREHOLDERS, JULY 25, 1996

   The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on July 25, 1996 at 2:00 o'clock P.M., local time, and at any adjournments.


                          (Continued on reverse side)


- --------------------------------------------------------------------------------

1. UPON THE ELECTION OF DIRECTORS:       The nominees for Class I Directors are:
                                         John M. Lare and James F. Lewis

   FOR the listed        WITHHOLD
      nominees           AUTHORITY
                      to vote for all
                      listed nominees

        [ ]                 [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

 The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged. THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. The Board of Directors know of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


                                              The undersigned hereby revokes any
                                              Proxy heretofore given,
                                              and ratifies all that said Proxies
                                              may lawfully do or cause to be
                                              done by virtue hereof.

                                              Dated:
                                              ________________________, 1996

                                              _________________________ L.S.

                                              _________________________ L.S.

                                              IMPORTANT: Please sign exactly as
                                              your name or names appear on this
                                              Proxy and when signing as
                                              attorney, executor, administrator,
                                              trustee or guardian, give your
                                              full title as such. If the
                                              signatory is a corporation, sign
                                              the full corporate name by duly
                                              authorized officer. If a
                                              partnership please sign in
                                              partnership name by authorized
                                              person(s).

                                                    PLEASE SIGN THIS SIDE

- --------------------------------------------
"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"
- --------------------------------------------